Exhibit 99.1

DUKE ENERGY CorporatioN

35,000,000 Equity Units

UNDERWRITING AGREEMENT

August 10, 2026

Barclays Capital Inc.

BofA Securities, Inc.

Mizuho Securities USA LLC

As Representatives of the several Underwriters

c/o	Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

1.      Introductory. DUKE ENERGY Corporation, a Delaware corporation (the “Corporation”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters an aggregate of 35,000,000 Equity Units (initially in the form of Corporate Units as defined below) (the “Underwritten Securities”), the terms of which are set forth on the pricing term sheet attached as Schedule C hereto. Additionally, the Corporation proposes to issue and sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Securities, at the option of the Underwriters, up to an additional 5,000,000 Equity Units (initially in the form of Corporate Units as defined below) (the “Option Securities”). The Underwritten Securities and any Option Securities are herein referred to as the “Securities.”

Each Equity Unit will initially consist of (a)(i) a 1/40 or 2.5% undivided beneficial ownership interest in $1,000 principal amount of the Corporation’s 4.85% Remarketable Senior Notes due 2032 (the “2032 RSNs”) and (ii) a 1/40 or 2.5% undivided beneficial ownership interest in $1,000 principal amount of the Corporation’s 4.85% Remarketable Senior Notes due 2036 (the “2036 RSNs” and, together with the 2032 RSNs, the “RSNs”) and (b) a stock purchase contract (a “Purchase Contract”) under which the holder of an Equity Unit will purchase from the Corporation on August 1, 2029, for an amount in cash equal to the stated amount per Security of $50, a number of shares of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), as set forth in such Purchase Contract. The RSNs will be issued pursuant to the provisions of an Indenture, dated as of June 3, 2008, (the “Original Indenture”) as supplemented by separate supplemental indentures establishing the respective terms of the 2032 RSNs and the 2036 RSNs, to be dated as of the Closing Date (as defined in Section 3) (each a “Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), each between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).

In accordance with the terms of a Purchase Contract and Pledge Agreement (the “Purchase Contract and Pledge Agreement”) to be entered into among the Corporation, The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent (the “Purchase Contract Agent”), The Bank of New York Mellon Trust Company, N.A., as Custodial Agent (the “Custodial Agent”), The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (the “Collateral Agent”) and The Bank of New York Mellon Trust Company, N.A., as Securities Intermediary (the “Securities Intermediary”), the holders of the Equity Units will pledge the RSNs to secure the holders’ obligations to purchase Common Stock under the Purchase Contracts. The Purchase Contracts will be issued pursuant to the Purchase Contract and Pledge Agreement. The Purchase Contracts and the Purchase Contract and Pledge Agreement are herein collectively referred to as the “Units Agreements.” The Purchase Contracts, together with the related RSNs, are herein referred to as “Corporate Units.” A holder of Corporate Units, at its option, may elect to create “Treasury Units” by substituting pledged U.S. treasury securities for any pledged ownership interests in the RSNs. Unless otherwise indicated, the term “Equity Units” includes both Corporate Units and Treasury Units.

Pursuant to a Remarketing Agreement, to be entered into by the Corporation and the Purchase Contract Agent, as the purchase contract agent and attorney-in-fact for the holders of the Equity Units, and the remarketing agent(s) named therein (the “Remarketing Agents”), in such form and dated as of such date as to be determined by the parties thereto (the “Remarketing Agreement”), the RSNs will be remarketed, subject to certain terms and conditions.

Barclays Capital Inc., BofA Securities, Inc. and Mizuho Securities USA LLC (the “Representatives”) are acting as representatives of the several underwriters named in Schedule A hereto (together with the Representatives, the “Underwriters”). The Corporation understands that the several Underwriters propose to offer the Securities for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and the Permitted Free Writing Prospectus (each as defined below) issued at or prior to the Applicable Time (as defined below) (the documents referred to in the foregoing subclause (ii) are referred to herein as the “Pricing Disclosure Package”).

2

2.      Representations and Warranties of the Corporation. The Corporation represents and warrants to, and agrees with, the several Underwriters that:

(a)	A registration statement (No. 333-290475), as amended, including a prospectus, relating to the Securities and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Securities immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Corporation and the Underwriters for the Securities pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus, dated September 23, 2025, included in the Registration Statement; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Securities prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, the term “Applicable Time” means 8:40 p.m. (New York City time) on the date hereof.

3

(b)	The Registration Statement, the Permitted Free Writing Prospectus specified on Schedule B hereto, the Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and the Registration Statement complied and will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the “1939 Act”), and the respective rules and regulations thereunder; and (A) the Registration Statement, as of its original effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date and at any Option Closing Date (as defined in Section 3), as applicable, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Closing Date and any Option Closing Date, as applicable, will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus, the Preliminary Prospectus or the Prospectus.

(c)	The Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Corporation notified or notifies the Underwriters pursuant to Section 5(f) hereof did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(d)	At the earliest time the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities, the Corporation was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations. The Corporation is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)	The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date and any Option Closing Date, as applicable, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)	The authorized capital stock of the Corporation conforms as to legal matters to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(g)	The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable, and are not subject to any preemptive or similar rights.

(h)	The shares of Common Stock to be issued and sold by the Corporation pursuant to the settlement of the Purchase Contracts have been duly and validly authorized and reserved for issuance; such shares of Common Stock, when issued and delivered in accordance with the provisions of the Units Agreements, will be validly issued, fully paid and non-assessable; and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights.

4

(i)	The shares of Common Stock outstanding prior to the issuance of the Securities are, and upon issuance the shares of Common Stock to be issued and sold by the Corporation pursuant to the settlement of the Purchase Contracts will be, listed on The New York Stock Exchange LLC (“NYSE”).

(j)	The compliance by the Corporation with all of the provisions of this Agreement, the Indenture, the RSNs, the Units Agreements, the Remarketing Agreement and the issuance and sale of the Securities has been duly authorized by all necessary corporate action and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the amended and restated By-Laws of the Corporation (the “By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation of the transactions contemplated by this Agreement, the Indenture, the RSNs, the Units Agreements, the Securities or the Remarketing Agreement, except for the approval of the North Carolina Utilities Commission which has been received as of the date of this Agreement, the registration under the 1933 Act of the Securities, qualification under the 1939 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(k)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(l)	Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, LLC, an Indiana limited liability company, Progress Energy, Inc., a North Carolina corporation, Duke Energy Progress, LLC, a North Carolina limited liability company, and Duke Energy Florida, LLC, a Florida limited liability company, is a “significant subsidiary” of the Corporation within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act (herein collectively referred to, along with Duke Energy Ohio, Inc., an Ohio corporation and Piedmont Natural Gas Company, Inc., a North Carolina corporation, as the “Principal Subsidiaries”).

5

(m)	The Original Indenture has been duly authorized, executed and delivered by the Corporation and has been duly qualified under the 1939 Act and each Supplemental Indenture has been duly authorized by the Corporation and, when each Supplemental Indenture has been executed and delivered by the Corporation, assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a valid and legally binding instrument of the Corporation enforceable against the Corporation in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”); and the Indenture will conform in all material respects to the statements relating thereto contained in the Pricing Disclosure Package and the Prospectus.

(n)	The Securities and the Units Agreements have been duly authorized and, at the Closing Date or, in the case of Option Securities and Purchase Contracts constituting part of the Option Securities, at any Option Closing Date, will have been duly executed and delivered by the Corporation, and, as of the Closing Date or any Option Closing Date, as the case may be, assuming due authorization, execution and delivery by parties thereto other than the Corporation, the Securities and the Units Agreements will constitute valid and legally binding agreements of the Corporation, enforceable against the Corporation in accordance with their terms, except to the extent limited by the Enforceability Exceptions.

(o)	The form of the Remarketing Agreement attached as an exhibit to the Purchase Contract and Pledge Agreement has been duly authorized by the Corporation and when executed and delivered by the Corporation, and assuming the due authorization, execution and delivery by the Remarketing Agent, will constitute a valid and binding agreement of the Corporation enforceable in accordance with its terms, except to the extent limited by the Enforceability Exceptions; and the Remarketing Agreement will conform in all material respects to the statements relating thereto contained in the Pricing Disclosure Package and the Prospectus.

(p)	The RSNs are in the form contemplated by the Indenture and have been duly authorized by the Corporation, and, when issued and delivered pursuant to the Indenture, assuming the due authorization, execution and delivery thereof by the Trustee, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Corporation, entitled to the benefits provided by the Indenture, and will be enforceable against the Corporation in accordance with the terms of the Indenture and the RSNs, except to the extent limited by the Enforceability Exceptions.

(q)	Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 or any subsequent Quarterly Report on Form 10-Q of the Corporation or any Current Report on Form 8-K of the Corporation with an execution or a filing date after December 31, 2025, except to the extent that such agreement is no longer in effect or to the extent that neither the Corporation nor any subsidiary of the Corporation is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Corporation.

6

(r)	The Corporation is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio, South Carolina and Florida.

3.      Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (a) the Corporation agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Corporation, at a purchase price of $49.125 per Security, the number of Underwritten Securities set forth opposite the names of the Underwriters in Schedule A hereto, and (b) in the event the Underwriters exercise their option to purchase Option Securities, the Corporation agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Corporation at the same price set forth in clause (a) of this Section 3, that portion of the Option Securities as to which such option to purchase was exercised, and each Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate fractional Securities as the Underwriters may determine) that bears the same proportion to the total number of Option Securities to be purchased on such Option Closing Date as the number of Underwritten Securities set forth opposite the names of the Underwriters in Schedule A hereto bears to the total number of Underwritten Securities.

The Corporation hereby grants to the Underwriters the right to purchase at an Option Closing Date that will occur on or prior to the 13th calendar day immediately following, and including, the Closing Date, up to 5,000,000 Option Securities, at the same purchase price as set forth in clause (a) of the first paragraph of this Section 3, for the sole purpose of covering over-allotments. Any such election to purchase Option Securities shall be exercised only by written notice from the Representatives to the Corporation setting forth the number of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representatives, but in no event earlier than the Closing Date.

Payment of the purchase price for the Underwritten Securities to be purchased by the Underwriters shall be made to the Corporation by wire transfer of immediately available funds, payable to the order of the Corporation against delivery of the Underwritten Securities, initially in the form of Corporate Units, in fully registered form, to you or upon your order at 10:00 a.m., New York City time, on August 13, 2026 or such other time and date as shall be mutually agreed upon in writing by the Corporation and the Representatives (the “Closing Date”). Payment of the purchase price for any Option Securities to be purchased by the Underwriters shall be made to the Corporation by wire transfer of immediately available funds, payable to the order of the Corporation, against delivery of such Option Securities, initially in the form of Corporate Units, in fully registered form, to you or upon your order at 10:00 a.m., New York City time, or as soon as possible thereafter, on the date specified in the notice described in this Section 3, or such other time and date as shall be mutually agreed upon in writing by the Corporation and the Representatives (each, an “Option Closing Date”).

7

The Underwritten Securities and any Option Securities shall be represented by one or more definitive global securities in book-entry form, in such authorized denominations as established pursuant to the Units Agreements, and shall be deposited by or on behalf of the Corporation with The Depository Trust Company (“DTC”) or its designated custodian and registered in the name of Cede & Co., as nominee for DTC. All other documents referred to herein that are to be delivered at the Closing Date or any Option Closing Date shall be delivered at that time at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019.

4.      Public Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.

5.     Covenants of the Corporation. The Corporation covenants and agrees with the several Underwriters that:

(a)	The Corporation will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or any proceedings pursuant to Section 8A of the 1933 Act, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)	If at any time when a prospectus relating to the Securities (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with applicable law, the Corporation promptly will prepare and file with the Commission an amendment, a supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)	The Corporation, during the period when a prospectus relating to the Securities is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)	Without the prior consent of the Underwriters, the Corporation has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Corporation, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Corporation pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus (which shall include the pricing term sheet referred to in Section 5(e) below), the use of which has been consented to by the Corporation and the Underwriters, is specified on Item 3 of Schedule B and herein is called the “Permitted Free Writing Prospectus.” The Corporation represents that it has treated or agrees that it will treat the Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to the Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

8

(e)	The Corporation agrees to prepare a pricing term sheet specifying the terms of the Securities not contained in the Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)	The Corporation agrees that if at any time following the issuance of the Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Corporation will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission.

(g)	The Corporation will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)	The Corporation will furnish to you, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may reasonably request.

(i)	The Corporation will arrange or cooperate in arrangements, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

9

(j)	The Corporation will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(k)	The Corporation will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(l)	The Corporation will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Securities, (iii) the issuance and delivery of the Securities as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Securities under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $7,500, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Preliminary Prospectus, of the Prospectus, of the Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the RSNs, (vii) any fees and expenses in connection with the listing of the Securities and the underlying Common Stock on NYSE, (viii) any filing fee required by the Financial Industry Regulatory Authority, Inc., (ix) the costs of any depository arrangements for the Securities with DTC or any successor depositary, (x) the costs and expenses of the Corporation relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Corporation, travel and lodging expenses of the Underwriters and officers of the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x), and (xi) the reasonable fees and expenses of the Trustee, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, including the fees and disbursements of counsel for each of the foregoing agents, in connection with the Securities; provided that any transfer taxes payable on the resale of the Securities shall be borne by the Underwriters.

10

(m)	The Corporation hereby agrees that, without the prior written consent of Barclays Capital Inc., BofA Securities, Inc. and Mizuho Securities USA LLC, on behalf of the Underwriters, the Corporation will not, during the period ending 30 days after the date of the final prospectus supplement included in the Prospectus (the “Lock-Up Period”), directly or indirectly, (i) register, offer, issue, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any Securities, Purchase Contracts or shares of Common Stock or any securities convertible into or exercisable or exchangeable for Securities, Purchase Contracts or Common Stock (collectively, the “Lock-Up Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, (iii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the 1934 Act or (iv) file with the Commission a registration statement under the 1933 Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Lock-Up Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities or Purchase Contracts to be issued in the transactions contemplated hereby or any shares of Common Stock issued upon settlement of any such Purchase Contract, (B) the issuance by the Corporation of shares of Common Stock pursuant to, or the grant of options under the Corporation’s existing stock option, employee benefit or dividend reinvestment plans (as described in the Pricing Disclosure Package and the Prospectus), or the filing of a registration statement on Form S-8 with the Commission relating to the offering of any shares of common stock issued or reserved for issuance under such plans, (C) the establishment of a trading plan pursuant to Rule 10b5-1 under the 1934 Act, for the repurchase of shares of Common Stock, provided that such plan does not provide for the repurchase of Common Stock during the Lock-Up Period, (D) any issuance of securities upon conversion of the Corporation’s existing convertible notes, (E) any issuance, sale or delivery of shares of Common Stock resulting from the settlement of any forward contract that is outstanding as of the date of this Agreement, or (F) any issuance, sale or delivery of securities under the Corporation’s equity distribution agreement, dated as of March 6, 2026, in an amount up to $600 million on or after the earlier of (a) the payment and delivery of all Option Securities or (b) the expiration of the option described in Section 3 hereof, or upon exercise of any other outstanding option, warrant or convertible security outstanding as of the date hereof and as described in the Pricing Disclosure Package and the Prospectus.

(n)	To use its reasonable best efforts to effect the listing of the Securities and the underlying Common Stock on NYSE.

(o)	The Corporation shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Corporation to satisfy any obligation to issue the Common Stock under the Units Agreements.

11

6.            Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date or any Option Closing Date, as applicable, will be subject to the accuracy of the representations and warranties on the part of the Corporation herein, at the date of this Agreement and the Closing Date or any Option Closing Date, as applicable, to the accuracy of the statements of officers of the Corporation made pursuant to the provisions hereof, to the performance by the Corporation of its obligations hereunder and to the following additional conditions precedent:

(a)	The Prospectus shall have been filed by the Corporation with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and the Permitted Free Writing Prospectus shall have been filed by the Corporation with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)	At or after the Applicable Time and prior to the Closing Date and any Option Closing Date, as applicable, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Corporation or you, shall be threatened by the Commission.

(c)	At or after the Applicable Time and prior to the Closing Date and any Option Closing Date, as applicable, the rating assigned by Moody’s Investors Service, Inc. or S&P Global Ratings (or any of their successors) to the RSNs or any debt securities or preferred stock of the Corporation as of the date of this Agreement shall not have been lowered.

(d)	Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Closing Date and any Option Closing Date, as applicable, there shall not have been any material adverse change in the condition of the Corporation, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to the Closing Date and any Option Closing Date, as applicable, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)	You shall have received an opinion of Elizabeth H. Jones, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company subsidiary of the Corporation (who in such capacity provides legal services to the Corporation), or other appropriate counsel reasonably satisfactory to the Representatives (which may include the Corporation’s other “in-house” counsel), dated the Closing Date and any Option Closing Date, as applicable, to the effect that:

(i)	Each of Duke Energy Ohio, Inc., Progress Energy, Inc. and Piedmont Natural Gas Company, Inc., has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation and has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. Each of Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC and Duke Energy Progress, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina, the State of Florida, the State of Indiana and the State of North Carolina, respectively, and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

12

(ii)	Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole.

(iii)	The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)	The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(vi)	The execution, delivery and performance by the Corporation of this Agreement, the Indenture, the RSNs, the Purchase Contracts and the Purchase Contract and Pledge Agreement, and the issuance and sale of the Securities, including the RSNs, the Corporate Units and the Purchase Contracts will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject, which affects in a material way the Corporation’s ability to perform its obligations under this Agreement, the Indenture, the RSNs, the Purchase Contracts, the Purchase Contract and Pledge Agreement and the Securities.

13

(vii)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Corporation, enforceable against the Corporation in accordance with its terms.

(viii)	The RSNs have been duly authorized and executed by the Corporation and, when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered as components of the Corporate Units against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(ix)	The Corporate Units have been duly authorized, executed and delivered by the Corporation and when executed and authenticated in accordance with the provisions of the Purchase Contract and Pledge Agreement and issued and delivered by the Corporation against payment therefor in accordance with the terms of this Agreement, the Corporate Units will constitute valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except to the extent limited by the Enforceability Exceptions.

(x)	The Purchase Contract and Pledge Agreement has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except to the extent limited by the Enforceability Exceptions; no authorization, vote, consent or action by the holders of any of the outstanding shares of capital stock of the Corporation is necessary with respect to the execution and delivery by the Corporation of the Purchase Contract and Pledge Agreement.

(xi)	No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Corporation to consummate the transactions contemplated by this Agreement including the authorization and issuance of the Securities, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and except as required in Condition No. 7.6 of the order of the North Carolina Utilities Commission dated September 29, 2016, in Docket Nos. E-7, Sub 1100, E-2, Sub 1095, and G-9, Sub 682, which condition has been complied with.

14

(xii)	The authorized capital stock of the Corporation conforms as to legal matters to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(xiii)	The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable, and are not subject to any preemptive or similar rights.

(xiv)	The shares of Common Stock to be issued and sold by the Corporation pursuant to the settlement of the Purchase Contracts have been duly and validly authorized and reserved for issuance by the Corporation and conform to the description thereof contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus; such shares of Common Stock, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement, will be validly issued, fully paid and non-assessable; and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights.

Such counsel may state that such counsel’s opinions in paragraphs (vii), (viii), (ix) and (x) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and by general principles of equity (whether enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Such counsel shall state that nothing has come to such counsel’s attention that has caused such counsel to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations. Such counsel shall also state that nothing has come to such counsel’s attention that has caused such counsel to believe that (i) the Registration Statement, as of the effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus, as of its date or at the Closing Date and any Option Closing Date, as applicable, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein or excluded therefrom, including XBRL interactive data, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement (the “Form T-1”) or (iii) the information in the Pricing Disclosure Package and the Prospectus under the caption “Book-Entry System.”

15

In rendering the foregoing opinion, such counsel may state that such counsel does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and may rely as to all matters of the laws of the States of South Carolina, Ohio, Indiana and Florida on appropriate counsel reasonably satisfactory to the Representatives, which may include the Corporation’s other “in-house” counsel. Such counsel may also state that such counsel has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by such counsel to be reliable.

(f)	You shall have received an opinion of Hunton Andrews Kurth LLP, counsel to the Corporation, dated the Closing Date and any Option Closing Date, as applicable, to the effect that:

(i)	The Corporation has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

(ii)	The Corporation has the corporate power and corporate authority to execute and deliver this Agreement, the Indenture, the RSNs, the Purchase Contracts and the Purchase Contract and Pledge Agreement and to consummate the transactions contemplated thereby.

(iii)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(iv)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

(v)	The RSNs have been duly authorized and executed by the Corporation, and, when duly authenticated by the Trustee and issued and delivered by the Corporation against payment therefor in accordance with the terms of this Agreement and the Indenture, the RSNs will constitute valid and binding obligations of the Corporation, entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms.

(vi)	The Corporate Units have been duly authorized, executed and delivered by the Corporation and when executed and authenticated in accordance with the provisions of the Purchase Contract and Pledge Agreement and issued and delivered by the Corporation against payment therefor in accordance with the terms of this Agreement, the Corporate Units will constitute valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms.

16

(vii)	The Purchase Contract and Pledge Agreement has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

(viii)	The statements set forth (i) under the caption “Description of Debt Securities” (other than under the caption “Global Securities”) that are included in the Base Prospectus and (ii) under the captions “Description of the Equity Units,” “Description of the Purchase Contracts,” “Certain Provisions of the Purchase Contract and Pledge Agreement” and “Description of the Remarketable Senior Notes” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of the Indenture, the RSNs, the Purchase Contracts, the Purchase Contract and Pledge Agreement and the Securities, fairly summarize such provisions in all material respects.

(ix)	The statements set forth under the caption “Material United States Federal Income and Estate Tax Consequences,” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

(x)	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement, the Indenture, the RSNs, the Purchase Contracts and the Purchase Contract and Pledge Agreement by the Corporation or the consummation by the Corporation of the transactions contemplated hereby and thereby including the issuance and sale of the Securities, the RSNs and the Purchase Contracts, except for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Corporation pursuant to Applicable Laws (as defined below), other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Corporation) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of New York or the State of Delaware or the United States of America having jurisdiction over the Corporation under Applicable Law but excluding the North Carolina Utilities Commission, the New York State Public Service Commission and the Delaware Public Service Commission.

17

(xi)	The Corporation is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(xii)	The execution and delivery by the Corporation of this Agreement, the Indenture, the RSNs, the Purchase Contracts and the Purchase Contract and Pledge Agreement and the consummation by the Corporation of the transactions contemplated hereby and thereby, including the issuance and sale of the Securities, including the RSNs and the Purchase Contracts, will not (i) conflict with the Certificate of Incorporation or the By-Laws, (ii) constitute a breach of, or default under, the terms of any of the contracts set forth on Schedule D hereto or (iii) violate any Applicable Law of the State of New York or the General Corporation Law of the State of Delaware. Such counsel shall state that it does not express any opinion, however, as to whether the execution, delivery or performance by the Corporation of this Agreement, the Indenture, the RSNs, the Purchase Contracts or the Purchase Contract and Pledge Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results or operations of the Corporation or any of its subsidiaries. “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of New York and North Carolina and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or Blue Sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation.

(xiii)	The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

(xiv)	The shares of Common Stock to be issued and sold by the Corporation pursuant to the settlement of the Purchase Contracts have been duly and validly authorized and reserved for issuance by the Corporation and conform to the description thereof contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus; such shares of Common Stock, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement, will be validly issued, fully paid and non-assessable.

18

You shall also have received a statement of Hunton Andrews Kurth LLP, dated the Closing Date and any Option Closing Date, as applicable, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Corporation under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Preliminary Prospectus Supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom including XBRL interactive data), (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that each of the Registration Statement, at the Applicable Time, and the Prospectus, as of its date, appeared on its face, not to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including XBRL interactive data, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date and any Option Closing Date, as applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or XBRL interactive data, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1). Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including XBRL interactive data).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of the Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that assuming the accuracy of the representations and warranties of the Corporation set forth in Section 2(d) of this Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations and, pursuant to Section 309 of the 1939 Act, the Indenture has been qualified under the 1939 Act, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

19

Hunton Andrews Kurth LLP may state that its opinions in paragraphs (iv), (v), (vi) and (vii) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). In addition, such counsel may state that it has relied as to certain factual matters on information obtained from public officials, officers and representatives of the Corporation and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

(g)	You shall have received a letter from each of Sidley Austin LLP and Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the Closing Date and any Option Closing Date, as applicable, with respect to such opinions and statements as you reasonably request, and the Corporation shall have furnished to such counsel such documents as it requests for the purpose of enabling such counsel to pass upon such matters.

(h)	At or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, on NYSE; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof.

(i)	You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Corporation, dated the Closing Date and any Option Closing Date, as applicable, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation in this Agreement are true and correct as of the Closing Date or any Option Closing Date, as applicable, that the Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or any Option Closing Date, as applicable, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

20

(j)	At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Corporation’s independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or shareholders’ equity, change in the Corporation’s common stock, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)	At the Closing Date and any Option Closing Date, as applicable, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date or any Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date or any Option Closing Date, as the case may be.

(l)	You shall have received from the Corporation copies of the rating letters from Moody’s Investors Service, Inc. or S&P Global Ratings assigning ratings on the Equity Units or the RSNs, as applicable, as set forth in the Pricing Disclosure Package.

(m)	The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and each of the executive officers of the Corporation listed on Schedule E hereto, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date and any Option Closing Date, as applicable.

(n)	At or before the Closing Date, the Corporation shall have made all required submissions to NYSE regarding the listing of the Securities and the maximum number of shares of Common Stock deliverable upon settlement of the Purchase Contracts and shall not have received any notice objecting to such listing from NYSE.

The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

21

7.            Indemnification. (a)  The Corporation agrees to indemnify and hold harmless each Underwriter, its respective affiliates, officers and directors, and each person, if any, who controls any Underwriter (the “Indemnified Parties”) within the meaning of Section 15 of the 1933 Act, as follows:

(i)	against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, any electronic roadshow or other written communication that constitutes an offer to buy the Securities provided to investors by, or with the approval of, the Corporation, the Prospectus (or any amendment or supplement thereto), the Permitted Free Writing Prospectus or any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, any such electronic roadshow, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus.

(ii)	against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Corporation; and

(iii)	against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 7(a).

(b)	Each Underwriter severally and not jointly agrees that it will indemnify and hold harmless the Corporation, its directors and each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section 7, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus. In case any action shall be brought against the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Corporation, and the Corporation and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section 7.

22

In no case shall the Corporation or an Underwriter (an “indemnifying party”) be liable under this indemnity agreement with respect to any claim made against any Indemnified Party or a party indemnified pursuant to Section 7(b) hereof, as the case may be, unless the indemnifying party shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than under Sections 7(a) or 7(b) hereof, as applicable. An indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the applicable Indemnified Party or Parties or party or parties indemnified pursuant to Section 7(b) hereof in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any such indemnifed party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and such indemnified party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the indemnified party). The Corporation agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Securities.

(c)	No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

23

(d)	If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

24

8.            Default by One or More of the Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder on the Closing Date or any Option Closing Date, as applicable, you may in your discretion arrange for you or another party or other parties to purchase any or all of the Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Corporation shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Corporation that you have so arranged for the purchase of such Securities, or the Corporation notifies you that it has so arranged for the purchase of such Securities, you or the Corporation shall have the right to postpone such Closing Date or any Option Closing Date, as applicable, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Securities to be purchased at such Closing Date or any Option Closing Date, as applicable, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the amounts of Securities which such Underwriter agreed to purchase hereunder at such Closing Date or any Option Closing Date, as applicable, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amounts of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Securities which remains unpurchased exceeds one-tenth of the aggregate amount of all the Securities to be purchased at such Closing Date or any Option Closing Date, as applicable, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.            Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Corporation or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Corporation, or any of their respective officers or directors or any controlling person referred to in Section 7 hereof, and will survive delivery of and payment for the Securities.

25

10.           Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Corporation shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11.           No Fiduciary Relationship. The Corporation acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation on the one hand, and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Corporation or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Corporation with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Corporation on other matters) and no Underwriter has any obligation to the Corporation with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Corporation, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12.           Recognition of the U.S. Special Resolution Regimes.

(i)	In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)	In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

26

As used in this Section 12:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13.            Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, Facsimile: (646) 834-8133; BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: Syndicate Department (email: dg.ecm_execution_services@bofa.com), with a copy to ECM Legal (email: dg.ecm_legal@bofa.com); Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets (email: us-ecm@mizuhogroup.com); or, if sent to the Corporation, will be mailed or telecopied and confirmed to it at 525 S. Tryon Street, Charlotte, North Carolina 28202, Attention: Nicholas J. Giaimo, Senior Vice President, Treasurer and Chief Risk Officer, Telephone: (704) 382-5125. Any such communications shall take effect upon receipt thereof.

14.            Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.            Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

27

16.            Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, the Indenture or the Securities shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

17.            Applicable Law. This Agreement, and any claim, controversy or dispute arising under or related thereto, shall be governed by, and construed in accordance with, the laws of the State of New York.

28

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this Agreement and such confirmation and acceptance will become a binding agreement between the Corporation, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

Duke Energy Corporation

By:	/s/ Jordan Morgan
Name: Jordan Morgan
Title: Assistant Treasurer

[Remainder of page left blank intentionally]

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

Barclays Capital Inc. BofA Securities, Inc. Mizuho Securities USA LLC
On behalf of each of the Underwriters

Barclays Capital Inc.	BofA Securities, Inc.

By:	/s/ Kevin Cheng	By:	/s/ John Lau
	Name: Kevin Cheng		Name: John Lau
	Title: Authorized Signatory		Title: Managing Director

Mizuho Securities USA LLC

By:	/s/ Josh Weismer
Name: Josh Weismer
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Number of Underwritten Securities
Barclays Capital Inc.	7,437,500
BofA Securities, Inc.	7,437,500
Mizuho Securities USA LLC	7,437,500
Citigroup Global Markets Inc.	1,575,000
Goldman Sachs & Co. LLC	1,575,000
J.P. Morgan Securities LLC	1,575,000
Morgan Stanley & Co. LLC	1,575,000
Truist Securities, Inc.	1,575,000
Wells Fargo Securities, LLC	1,575,000
CIBC World Markets Corp.	647,500
RBC Capital Markets, LLC	647,500
Santander US Capital Markets LLC	647,500
Scotia Capital (USA) Inc.	647,500
TD Securities (USA) LLC	647,500
Total	35,000,000

A-1

SCHEDULE B

PRICING DISCLOSURE PACKAGE

1)            Base Prospectus

2)            Preliminary Prospectus Supplement dated August 10, 2026

3)            Permitted Free Writing Prospectus

a)            Pricing Term Sheet attached as Schedule C hereto

B-1

SCHEDULE C

Pricing Term Sheet

Pricing Term Sheet dated August 10, 2026

Registration Statement No. 333-290475

Filed Pursuant to Rule 433

Supplementing the Preliminary

Prospectus Supplement

dated August 10, 2026

(To Prospectus dated September 23, 2025)

Duke Energy Corporation

35,000,000 Equity Units
(Initially Consisting of 35,000,000 Corporate Units)

The information in this pricing term sheet should be read together with the preliminary prospectus supplement dated August 10, 2026 (the “Preliminary Prospectus Supplement”), including the documents incorporated by reference therein, and the accompanying base prospectus dated September 23, 2025, each filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (Registration Statement No. 333-290475). Terms used but not defined herein have the meanings given to them in the Preliminary Prospectus Supplement.

Company:	Duke Energy Corporation

Company Stock Ticker:	The New York Stock Exchange “DUK”

Pricing Date:	August 10, 2026

Trade Date:	August 11, 2026 (“T”)

Settlement Date:	August 13, 2026, which will be the second business day following the Trade Date (such settlement cycle referred to as “T+2”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Corporate Units prior to the business day preceding the Settlement Date will be required, by virtue of the fact that the Corporate Units initially will settle T+2, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Corporate Units who wish to trade the Corporate Units prior to the business day preceding the Settlement Date should consult their own advisors.

Registration Format:	SEC Registered

Designation:	Equity Units (each being referred to as an “Equity Unit”) that will each have a stated amount of $50 and will initially be in the form of a Corporate Unit (each being referred to as a “Corporate Unit”) consisting of a purchase contract issued by the Company to purchase shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), and initially, a 1/40 undivided beneficial ownership interest in $1,000 principal amount of Remarketable Senior Notes due 2032 to be issued by the Company (the “2032 RSNs”) and a 1/40 undivided beneficial ownership interest in $1,000 principal amount of Remarketable Senior Notes due 2036 to be issued by the Company (the “2036 RSNs” and, together with the 2032 RSNs, the “RSNs”).

Number of Equity Units Offered:	35,000,000 (or a total of 40,000,000 if the underwriters exercise their option to purchase up to 5,000,000 additional Corporate Units in full, solely to cover over-allotments).

Aggregate Offering Amount:	$1,750,000,000 (or a total of $2,000,000,000 if the underwriters exercise their option to purchase up to 5,000,000 additional Corporate Units in full, solely to cover over-allotments).

Stated Amount per Equity Unit:	$50.00

Public Offering Price:	$50.00 per Corporate Unit / $1,750,000,000 total (or $2,000,000,000 total if the underwriters exercise their option to purchase up to 5,000,000 additional Corporate Units in full, solely to cover over-allotments).

Estimated Net Proceeds to the Company:	The net proceeds from the sale of Corporate Units will be approximately $1,719 million (or $1,965 million if the underwriters exercise their option to purchase up to 5,000,000 additional Corporate Units in full, solely to cover over-allotments), after deducting the underwriting discounts and commissions, but before deducting other estimated offering expenses payable by the Company.

Interest Rate on the 2032 RSNs:	4.85% (or $48.50 per year per $1,000 principal amount of 2032 RSN), subject to modification in connection with a successful remarketing as described in the Preliminary Prospectus Supplement.

C-2

Interest Rate on the 2036 RSNs:	4.85% (or $48.50 per year per $1,000 principal amount of 2036 RSN), subject to modification in connection with a successful remarketing as described in the Preliminary Prospectus Supplement.

Comparable Yield for the 2032 RSNs:	The Company has determined that the comparable yield (as described in the Preliminary Prospectus Supplement) for the 2032 RSNs is 5.20%.

Comparable Yield for the 2036 RSNs:	The Company has determined that the comparable yield (as described in the Preliminary Prospectus Supplement) for the 2036 RSNs is 5.65%.

Contract Adjustment Payment Rate:	2.90% per year of the Stated Amount per Equity Unit, or $1.4500 per year, in respect of each purchase contract, subject to the Company’s right to defer contract adjustment payments as described in the Preliminary Prospectus Supplement.

Deferred Contract Adjustment Payments:	Deferred contract adjustment payments will accrue additional contract adjustment payments at the rate of 7.75% per year until paid, compounded quarterly on each Contract Adjustment Payment Date, to, but excluding, the Contract Adjustment Payment Date on which such Deferred Contract Adjustment Payments are paid.

Rate of Total Distributions on the Corporate Units:	7.75% per year

Reference Price:	$50 divided by the Maximum Settlement Rate (such quotient rounded to the nearest $0.0001), which is $121.1827 and is approximately equal to the closing price of the Common Stock on The New York Stock Exchange on the Pricing Date.

Threshold Appreciation Price:	$50 divided by the Minimum Settlement Rate (such quotient rounded to the nearest $0.0001), which is $151.4693 and represents appreciation of approximately 25.00% over the Reference Price.

Minimum Settlement Rate:	0.3301 shares of Common Stock (subject to adjustment as described in the Preliminary Prospectus Supplement).

Maximum Settlement Rate:	0.4126 shares of Common Stock (subject to adjustment as described in the Preliminary Prospectus Supplement).

C-3

Purchase Contract Settlement Date:	August 1, 2029 (or if such day is not a business day, the following business day).

2032 RSNs Maturity Date:	August 1, 2032, subject to the Company’s right of redemption following a failed final remarketing or upon the occurrence of a tax credit event, each as described in the Preliminary Prospectus Supplement.

2036 RSNs Maturity Date:	August 1, 2036, subject to the Company’s right of redemption following a failed final remarketing or upon the occurrence of a tax credit event, each as described in the Preliminary Prospectus Supplement.

Book-Running Managers:

Barclays Capital Inc.
BofA Securities, Inc.

Mizuho Securities USA LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Truist Securities, Inc.

Wells Fargo Securities, LLC

CIBC World Markets Corp.

RBC Capital Markets, LLC

Santander US Capital Markets LLC

Scotia Capital (USA) Inc.

TD Securities (USA) LLC

RSN Interest Payment Dates and Contract Adjustment Payment Dates:

February 1, May 1, August 1 and November 1 of each year, beginning November 1, 2026 (subject to the Company’s right to defer the contract adjustment payments as described in the Preliminary Prospectus Supplement and subject to adjustment of RSN Interest Payment Dates upon a successful remarketing of the RSNs).

Listing:	The Company intends to apply to list the Corporate Units on The New York Stock Exchange under the symbol “DUKU” and expects trading to begin within 30 days after the Settlement Date.

CUSIP / ISIN for the Corporate Units:	26441C 881 / US26441C8819

CUSIP / ISIN for the Treasury Units:	26441C 808 / US26441C8082

CUSIP / ISIN for the 2032 RSNs:	26441CCN3 / US26441CCN39

CUSIP / ISIN for the 2036 RSNs:	26441CCP8 / US26441CCP86

Allocation of the Purchase Price:	At the time of issuance, the fair market value of the applicable ownership interest in the RSNs will be $50 (or 100% of the issue price of a Corporate Unit), allocated equally between the 2032 RSNs and the 2036 RSNs underlying such applicable ownership interest in the RSNs, and the fair market value of each purchase contract will be $0 (or 0% of the issue price of a Corporate Unit).

C-4

Early Settlement:	Subject to certain conditions described under “Description of the Purchase Contracts—Early Settlement” in the Preliminary Prospectus Supplement, a holder of Corporate Units or Treasury Units (each being referred to as a “Treasury Unit”) may settle the related purchase contracts at any time prior to 4:00 p.m., New York City time, on the second business day immediately preceding the Purchase Contract Settlement Date, other than during a blackout period (as described in the Preliminary Prospectus Supplement) in the case of Corporate Units. An early settlement may be made only in integral multiples of 40 Corporate Units or 20 Treasury Units; however, if the Treasury portfolio has replaced the RSNs as a component of the Corporate Units following a successful optional remarketing or a tax credit event redemption, holders of Corporate Units may settle early only in integral multiples of 160,000 Corporate Units. If a purchase contract is settled early, the number of shares of Common Stock to be issued per purchase contract will be equal to the Minimum Settlement Rate (subject to adjustment as described in the Preliminary Prospectus Supplement).

Early Settlement Upon a Fundamental Change:

Subject to certain conditions described under “Description of the Purchase Contracts—Early Settlement Upon a Fundamental Change,” following a “fundamental change” (as defined in the Preliminary Prospectus Supplement) that occurs prior to the 30th scheduled trading day preceding the Purchase Contract Settlement Date, each holder of a purchase contract, subject to certain conditions described in the Preliminary Prospectus Supplement, will have the right to accelerate and settle the purchase contract early on the “fundamental change early settlement date” (as defined in the Preliminary Prospectus Supplement) at the settlement rate determined as if the applicable market value were determined, for such purpose, based on the “market value averaging period” (as defined in the Preliminary Prospectus Supplement) starting on the 22nd scheduled trading day prior to the fundamental change early settlement date and ending on, and including, the third scheduled trading day immediately preceding the fundamental change early settlement date, plus an additional make-whole amount of shares (such additional make-whole amount of shares being hereafter referred to as the “make-whole shares”). This right is referred to as the “fundamental change early settlement right.”

The number of make-whole shares per purchase contract applicable to a fundamental change early settlement will be determined by the Company by reference to the table below, based on the date on which the fundamental change occurs or becomes effective (the “effective date”) and the “stock price” (as defined in the Preliminary Prospectus Supplement) for the fundamental change:

C-5

	Stock Price
Effective Date	$20.00	$40.00	$60.00	$80.00	$100.00	$121.19	$140.00	$151.47	$160.00	$180.00	$200.00	$220.00	$240.00
August 13, 2026	0.3361	0.1481	0.0917	0.0615	0.0331	0.0000	0.0324	0.0487	0.0425	0.0328	0.0272	0.0235	0.0209
August 1, 2027	0.2182	0.0985	0.0618	0.0425	0.0221	0.0000	0.0225	0.0382	0.0320	0.0231	0.0188	0.0163	0.0144
August 1, 2028	0.1053	0.0490	0.0312	0.0223	0.0122	0.0000	0.0123	0.0259	0.0192	0.0119	0.0096	0.0084	0.0075
August 1, 2029	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The stock prices set forth in the second row of the table above (that is, the column headers) will be adjusted upon the occurrence of certain events requiring anti-dilution adjustments to the fixed settlement rates in a manner inversely proportional to the adjustments to the fixed settlement rates, as described in the Preliminary Prospectus Supplement.

The exact stock price and effective date applicable to a fundamental change may not be set forth on the table, in which case:

•   if the stock price is between two stock prices on the table or the effective date is between two effective dates on the table, the number of make-whole shares will be determined by straight line interpolation between the number of make-whole shares set forth for the higher and lower stock prices and the two effective dates based on a 365-day year, as applicable;

•   if the stock price is in excess of $240.00 per share (subject to adjustment in the same manner as the stock prices set forth in the second row of the table as described above), then the number of make-whole shares will be zero; and

•   if the stock price is less than $20.00 per share (subject to adjustment in the same manner as the stock prices set forth in the second row of the table above) (the “minimum stock price”), then the number of make-whole shares will be determined as if the stock price equaled the minimum stock price, using straight line interpolation, as described above in the first bullet, if the effective date is between two effective dates on the table.

C-6

Unless the Treasury portfolio has replaced the RSNs as a component of the Corporate Units as a result of a successful optional remarketing or as a result of a tax credit event redemption, holders of Corporate Units may exercise the fundamental change early settlement right only in integral multiples of 40 Corporate Units. If the Treasury portfolio has replaced the RSNs as a component of Corporate Units, holders of the Corporate Units may exercise the fundamental change early settlement right only in integral multiples of 160,000 Corporate Units. A holder of Treasury Units may exercise the fundamental change early settlement right only in integral multiples of 20 Treasury Units.

Ratings:*	[Intentionally omitted]

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Company has filed a shelf-registration statement (including a Preliminary Prospectus Supplement dated August 10, 2026 and an accompanying prospectus dated September 23, 2025) with the Securities and Exchange Commission (the “SEC”), for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus Supplement, the accompanying prospectus and the other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies may be obtained from (i) Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847; (ii) BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attention: Prospectus Department or by email at dg.prospectus_requests@bofa.com; or (iii) Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York, NY 10020, Attention: Equity Capital Markets or by email at us-ecm@mizuhogroup.com.

This communication should be read in conjunction with the Preliminary Prospectus Supplement and the accompanying prospectus. The information in this communication supersedes the information in the Preliminary Prospectus Supplement and the accompanying prospectus to the extent inconsistent with the information in such Preliminary Prospectus Supplement and the accompanying prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

C-7

Schedule D

Amended and Restated Credit Agreement, dated as of March 18, 2022, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender and Wells Fargo Securities, LLC, as Joint Lead Arranger, Joint Bookrunner and Sustainability Structuring Agent (the “Amended and Restated Credit Agreement”).

Amendment No. 1, dated as of March 17, 2023, to Amended and Restated Credit Agreement, dated as of March 18, 2022.

Amendment No. 2, dated as of March 14, 2025, to Amended and Restated Credit Agreement, dated as of March 18, 2022.

Amendment No. 3, dated as of March 16, 2026, to Amended and Restated Credit Agreement, dated as of March 18, 2022.

Indenture dated as of June 3, 2008 (as such indenture has been amended and supplemented from time to time), between Duke Energy Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

D-1

Schedule E

Brian D. Savoy

Scott B. Batson

Harry K. Sideris

Kelvin Henderson

Kodwo Ghartey-Tagoe

Cameron McDonald

Abigail L. Motsinger

Louis E. Renjel

Regis Repko

R. Alexander Glenn

T. Preston Gillespie

Bonnie Titone

Alexander J. “Sasha” Weintraub

E-1

Exhibit A

__, 2026

BARCLAYS CAPITAL INC.
BOFA SECURITIES, INC.
MIZUHO SECURITIES USA LLC

As Representatives of the several Underwriters

c/o          Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re: Duke Energy Corporation—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule A to such agreement (collectively, the “Underwriters”), with Duke Energy Corporation, a Delaware corporation (the “Corporation”), providing for the public offering of Equity Units that will include a stock purchase contract under which the holder of an Equity Unit will purchase from the Corporation shares of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”).

In consideration of the agreement by the Underwriters to offer and sell the Equity Units, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date (the “Cut-off Date”) 30 days after the date of the final prospectus supplement covering the offering of the Equity Units, the undersigned will not (i) directly or indirectly offer or sell (or grant any option or warrant to offer or sell), lend or pledge, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Subject Shares (as defined below), whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Subject Shares or such other securities, in cash or otherwise, or any options or warrants to purchase any Subject Shares, or any securities convertible into, exchangeable for or that represent the right to receive Subject Shares.

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned’s Subject Shares even if such Subject Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned’s Subject Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Subject Shares.

The term “Subject Shares” means (i) the shares of Common Stock, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Commission and (ii) shares of Common Stock acquired prior to the Cut-Off Date pursuant to any employee or director compensation plan of the Corporation or pursuant to any employee or shareholder investment plan of the Corporation.

Notwithstanding the foregoing, the undersigned may transfer the Subject Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree(s) to be bound in writing by the restrictions set forth herein, (ii) to any member of the immediate family of the undersigned provided that the transferee or transferees agree(s) to be bound in writing by the restrictions set forth herein, (iii) to any trust or foundation, provided that the trustee of the trust or foundation agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to an entity controlled by the undersigned provided the transferee or transferees agree(s) to be bound in writing by the restrictions set forth herein, (v) pursuant to the laws of testamentary or intestate descent, provided that the transferee or transferees agree(s) to be bound in writing by the restrictions set forth herein, (vi) sales of Common Stock pursuant to any trading plan complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that has been entered into by the undersigned prior to the date of this letter or pursuant to any amendment or replacement of any such trading plan, so long as the number of shares of Common Stock subject to such original trading plan is not increased; provided that if such sales are required to be reported on Form 4 pursuant to Section 16(a) of the Exchange Act prior to the Cut-off Date, or the undersigned voluntarily effects any public filing or report regarding such sales prior to the Cut-off Date, then the undersigned shall disclose in such filing or report that such sale was made pursuant to an existing Rule 10b-5-1 trading plan, or (vii) with the prior written consent of the Representatives. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned will have at the time the undersigned acquires each of the Subject Shares, and, except as contemplated by clause (i), (ii), (iii), (iv), (v), (vi) or (vii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to such Subject Shares, free and clear of all liens, encumbrances, and claims whatsoever created by the undersigned. The undersigned also agrees and consents to the entry of stop transfer instructions with the Corporation in its capacity as transfer agent and registrar against the transfer of the Subject Shares except in compliance with the foregoing restrictions and shall cause any successor transfer agent and/or registrar to agree and consent to the entry of such stop transfer instructions.

Notwithstanding the foregoing, the undersigned may not make any transfer of the Subject Shares under clauses (i), (ii), (iii) or (iv) above if any filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act shall be required (or be made voluntarily) in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 30-day period referred to above).

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the offering of the Equity Units and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with the offering, the Representatives and the other Underwriters are not making a recommendation to the undersigned to enter into this Lock-Up Agreement, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

The undersigned understands that the Corporation and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Name

Authorized Signature

Title